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ANNEX A

FORM OF GUARANTY

             This Guaranty (this "Guaranty"), dated as of March l4 1997, is given by ABB Power T&D Company Inc., a Delaware corporation ("ABB"), and Perot Systems Corporation ("Perot Systems"), a Delaware corporation (ABB and Perot hereinafter, collectively the "Guarantors." and each a "Guarantor"), in favor of the Independent System Operator Restructuring Trust, established pursuant to the Independent System Operator Trust Agreement (enabled by the Funding Decision, CPUC Decision 96-10-04, October 25, 1996) (the "ISO Trust") and the Independent System Operator ("ISO") to be established pursuant to said Funding Decision (the ISO Trust and ISO hereinafter, the "ISO Parties").

                            RECITALS

             WHEREAS, ABB and Perot Systems have formed the ISO Alliance, LLC a Delaware limited liability company ("Supplier"): and

             WHEREAS, Supplier and the ISO Trust are entering into an agreement (the "SA/SI/BS Contract") for the Scheduling Applications, Scheduling Infrastructure and Balance of Business Systems to be used by the ISO; and

             WHEREAS, as an inducement to the ISO Trust to enter into the SA/SI/BS Contract with the Supplier, the Guarantors have agreed to guarantee the obligations of the Supplier under the SA/SI/BS Contract as provided herein; and

             WHEREAS, the Guarantors will benefit from the transactions contemplated by the SA/SI/BS Contract pursuant to the terms thereof.

             NOW, THEREFORE, the parties agree as follows:

             Section 1. Definitions. Unless the context otherwise requires, capitalized terms used herein and not otherwise defined have the meanings assigned to them in me SA/SI/BS Contract.

             Section 2. Guaranty. Each of the Guarantors, to the extent of the limits of liability set forth in Section 3 hereof, hereby irrevocably guarantees to the ISO Parties the full and prompt performance and payment when due of all obligations of Supplier under the SA/SI/BS Contract (including, without limitation, obligations to pay any damages or indemnification payments required to be paid by Supplier under the SA/SI/BS Contract)(all.of such obligations collectively, the "Guaranteed Obligations"). This Guaranty is for the benefit
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of the ISO Parties and their shareholders, directors, officers, employees, agents and representatives of the ISO Parties to the extent they are beneficiaries and potential beneficiaries of the Guaranteed Obligations pursuant to the SA/SI/BS Contract.

              Section 3. Limits of Liability. The obligation of the Guarantors hereunder is joint, but not several. Each Guarantor's liability shall be limited to the following respective percentage of any joint liability of the Guarantors:

              (a) The liability of ABB shall be limited to seventy percent (70%) of the amount of any joint liability; and

              (b) The liability of Perot Systems shall be limited to thirty percent (30%) of the amount of any joint liability.

Such limits shall apply to the entirety of the joint liability without regard to any determination of responsibility as between ABB and Perot Systems under their respective obligations as Major Subcontractors under the SA/SI/BS Contract. The Guarantors' aggregate liability under this Guaranty shall in no event exceed the limit of liability under SA/SI/BS Contract as specified in Section 25.3 thereof.

             Section 4. Scope of Guaranty. The liability of the Guarantors under this Guaranty is coextensive with the Supplier's rights and obligations under the SA/SI/BS Contract, the Guarantors shall be entitled to all defenses, claims, setoffs and other rights to ,which the Supplier is entitled under the SA/SI/BS Contract. Except to the extent inconsistent with the foregoing sentence, this Guaranty is absolute, irrevocable, and continuing and shall be unaffected by:

                     (a) any termination of the SA/SI/BS Contract;

             *

                     (b) the existence of any claim, setoff, defense, counterclaim or other right which the Guarantors (but not the Supplier under the SA/SI/BS Contract) may have against any of the ISO Parties or any other natural person. Governmental Authority or any other entity whether acting in an individual fiduciary or other capacity (each, a "Person"):

                     (c) the occurrence or continuance of any event of bankruptcy, reorganization or insolvency with respect to Supplier or any other Person, or the dissolution, liquidation or winding up of Supplier or any other Person;

                     (d) any amendment or other modification of the SA/SI/BS Contract made pursuant to its terms;

                     (e) the exercise, non-exercise or delay in exercising, by any of the ISO Parties, of any of their rights and remedies under this Guaranty;

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                     (f) any assignment or other transfer of this Guaranty by
any of the ISO Parties or any assignment or other transfer of the SA/SI/BS Contract in whole or in part;

                     (g) any sale, transfer or other disposition by the Guarantors of any direct or indirect interest that ABB or Perot Systems may have in the Supplier;

                     (h) the absence of any notice to, or knowledge by. Guarantors of the existence or occurrence of any of the matters or events set forth in the foregoing clauses; or

                     (i) any other similar circumstance, condition or event that might constitute or give rise to a defense to performance by Guarantors of its obligations under this Guaranty.

             Section 5. Waiver.  Each of the Guarantors:

                     (a) waives, and agrees it shall not at any time insist upon, plead, claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshaling of assets or redemption laws, or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by each of the Guarantors of its obligations under, or the enforcement by the ISO Parties of, this Guaranty;

                     (b) waives, and agrees that it shall not at any time claim or take the benefit or advantage of Section 365(e)(2) of the Title 11, United States Code or any other state or federal insolvency, reorganization, moratorium or similar law for the relief of debtors;

                     (c) waives all notices, diligence, presentment and demand (whether for non-payment or protest or of acceptance, maturity, extension of time, change in nature or form of the Guaranteed Obligations, acceptance of security, release of security, composition or agreement arrived at as to the amount of, or the terms of, the Guaranteed Obligations, notice of adverse change in the Supplier's financial condition or any other fact which might materially increase the risk to the Guarantors hereunder) with respect to any of the Guaranteed Obligations and all other demands whatsoever and waives the benefit of all provisions of law which are or might be in conflict with the terms of this Guaranty;

                    (d) agrees that its obligations under this Guaranty shall be unaffected by the existence of any claim, setoff, defense, counterclaim or other right which the Guarantors (but not the Supplier under the SA/SI/BS
Contract) may have against any of the ISO Parties or any other natural person, Governmental Authority or any other entity whether acting in an individual fiduciary or other capacity (each, a "Person"):

                    (e) irrevocably waives until the Guaranteed Obligations have been satisfied (i) any rights which it may have acquired against the Supplier by way of subrogation under this Guaranty or otherwise, (ii) any rights to seek any reimbursement from Supplier in
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respect of payments made by the Guarantors hereunder, and (iii) any claim, counterclaim, or setoff which it may have against Supplier and the right to exercise any rights or remedies or commence any proceedings with respect thereto;

                    (f) irrevocably waives any right to require any of the ISO Parties to proceed against Supplier or any other guarantor at any time, to proceed against or exhaust any security held by any of the ISO Parties at any time, and, except to the extent that Supplier has or would have had any such a right under the SA/SI/BS Contract, the right to require any of the ISO Parties to mitigate damages or to pursue any other remedy whatsoever at any time; and

                    (g) irrevocably waives any defense based upon an election of remedies by any of the ISO Parties, including any election to proceed by judicial or nonjudicial foreclosure of any security, whether real property or personal property security, or by deed in lieu thereof, and whether or not every aspect of any foreclosure sale is commercially reasonable, or any election of remedies, including but not limited to remedies relating to real property or personal property security, that destroys or otherwise impairs the rights of Guarantors against Supplier for reimbursement.

             Section 6. Affirmative Covenants. Each of the Guarantors covenants and agrees that until this Guaranty has been terminated pursuant to Section 7, each of the Guarantors will cause to be maintained and preserved the corporate existence of the Supplier and will maintain beneficial ownership (free and clear of all liens, claims and encumbrances) of the Supplier.

             Section 7. Term of Guaranty. This Guaranty is a continuing guaranty and shall remain in full force and effect until the earlier of (i) the date on which all Guaranteed Obligations have been performed or paid in fall or (ii) the date, not earlier than the date of Acceptance of the System pursuant to the SA/SI/BS Contract, on which the Guarantors provide for the allocation between them and the assumption by one or both of them of direct liability for each of the Guaranteed Obligations of Supplier which may then be outstanding, at which time this Guaranty shall terminate; provided that Guarantors have obtained the prior written consent of Purchaser to such termination, such consent not to be unreasonably withheld. Each and every default in the payment or performance of the Guaranteed Obligations shall give rise to a separate cause of action hereunder and separate causes of action may be brought hereunder as each such cause of action arises.

              Section 8. Independent and Separate Obligations. The obligations of the Guarantors hereunder are independent of the obligations of each other and those of Supplier with respect to the Guaranteed Obligations and, in the event of any default hereunder, a separate action or actions may be brought and prosecuted against each of the Guarantors whether or not the Supplier is joined therein or a separate action or actions are brought against Supplier or the other Guarantor, provided that, in any action brought against one or both of the Guarantors in which Supplier is not joined as a party: (i) all defenses of Supplier

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(except those defenses that may be available by reason of bankruptcy, reorganization, or insolvency proceedings of or against Supplier) shall be available to the Guarantors to the same extent that such defenses could have been asserted by Supplier under the SA/SI/BS Contract in such an action, and
(ii) Guarantors shall not be liable in any manner that is inconsistent with a prior adjudication against the Supplier under the SA/SI/BS Contract.

             Section 9. Bankruptcy No Discharge: Repayments: Reinstatement.

                    (a) Bankruptcy Proceedings. The Guarantors shall not commence or join with any other party in commencing any bankruptcy, reorganization, or insolvency proceedings of or against Supplier. The Guarantors understand and acknowledge that by virtue of this Guaranty, the Guarantors have specifically assumed any and all risks of a bankruptcy or reorganization case or similar proceeding with respect to (he Supplier. As an example and not in any way a limitation, a subsequent modification of the Guaranteed Obligations or any rejection or disaffirmance thereof by any trustee, receiver or liquidating agency of Supplier or of any of their respective properties, or any settlement or compromise of any claim made in any such case, in any reorganization case concerning Supplier shall not affect the obligation of the Guarantors to pay and perform the Guaranteed Obligations in accordance with their original terms.

                   (b) Repayment and Reinstatement. If any claim is made upon any of the ISO Parties or any Person claiming through an ISO Party for repayment or disgorgement of any amount or amounts received by an ISO Party in payment of the Guaranteed Obligations and the ISO Party or such Person, as the case may be, repays or disgorges all or any part of said amount, then, notwithstanding any revocation or termination of this Guaranty, Guarantors shall be and remain liable to the ISO Parties or such Person, as the case may be, for the amount so repaid, to the same extent as if such amount had never originally been received by the ISO Party or such Person, as the case may be.

              Section 10. Payment. Each of the Guarantors agrees that whenever such Guarantor shall make any payment to any of the ISO Parties hereunder on account of the liability hereunder, such Guarantor will deliver such payment to the ISO Parties in immediately available funds at the address notified to such Guarantor in writing, and notify the ISO Parties in writing that such payment is made under this Guaranty for such purpose.

              Section 11. Full Recourse. The obligations of each of the
Guarantors set forth herein constitute the full recourse obligations of each of the Guarantors, jointly but not severally enforceable against each Guarantor to the extent of the limits of liability set forth in Section 3 hereof, notwithstanding any provision in any other agreement limiting the liability of such Guarantor, or any agreement by any holder of any evidence of the Guaranteed Obligations to look for payment with respect thereto solely to certain property securing such Guaranteed Obligations.
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             Section 12. Subrogation. Notwithstanding any payments made or obligation performed by the Guarantors or any setoff or application of funds of the Guarantors by reason of this Guaranty, the Guarantors shall not be entitled to be subrogated to any rights of the ISO Parties against the Supplier or with respect to any security, guaranty or right of setoff pertaining to the Guaranteed Obligations until all Guaranteed Obligations shall have been fully paid. Any claim of the Guarantors against Supplier arising from payments made by the Guarantors pursuant to the provisions of this Guaranty shall be in all respects subordinate to the full and complete payment or performance and discharge of the Guaranteed Obligations, and no payment hereunder by the Guarantors shall give rise to any claim by the Guarantors against the ISO Parties. Prior to termination of this Guaranty pursuant to Section 7, the Guarantors will not assign or otherwise transfer any such claim against Supplier to any other Person.

              Section 13. Expenses. In any claim brought under Section 18(b) the successful Part(ies) shall be entitled to be reimbursed by the unsuccessful Part(ies) for all costs and expenses, including reasonable attorneys fees and expenses, incurred by the successful Part(ies) in such action.

             Section 14. Amendments: Waivers, etc. Neither this instrument nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by any of the ISO Parties and the Guarantors. No delay or failure by any of the ISO Parties to exercise any remedy against Supplier or the Guarantors will be construed as a waiver of that right or remedy. No failure on the part of any of the ISO Parties to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by any applicable governmental rule.

             Section 15. Severability. In the event that the provisions of this Guaranty are claimed or held to be inconsistent with any other instrument evidencing or securing the Guaranteed Obligations, the terms of the Guaranty shall remain fully valid and effective. If any one or more of the provisions of this Guaranty should be determined to be illegal or unenforceable, all other provisions shall remain effective.

             Section 16. Assignment. The Guarantors shall not assign any of the Guarantors' rights or obligations under this Guaranty. The ISO Trust or the ISO may, at any time and from time to time, assign, conditionally or otherwise, in whole or in part, their rights hereunder, whereupon such assignee shall succeed to such rights and all of the terms of this instrument shall be binding upon and inure to the benefit of such successors and assigns.

             Section 17. Address for Notices. All notices and other communications provided for hereunder shall be given in accordance with the notice requirements of the

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SA/SI/BS Contract and if to the Guarantors, at the address specified below the space for its execution of this Guaranty.

             Section 18. Jurisdiction.

                     (a) Except for any claims against Guarantors for the collection of an arbitration award or judgment against Supplier constituting a Guaranteed Obligation hereun- der or pertaining to the validity, enforceability, or breach of this Guaranty, all claims hereun- der shall be asserted and adjudicated in accordance with the provisions of Section 26 and any other applicable provisions of the SA/SI/BS Contract pertaining to me resolution of disputes, including but not limited to the provisions thereof requiring the resolution of disputes through arbitration.

                    (b) For claims against Guarantors for the collection of an arbitration award or judgment against Supplier constituting a Guaranteed Obligation hereunder or pertaining to the validity, enforceability, or breach of this Guaranty, the Guarantors irrevocably submit, to the extent permitted by law, to the jurisdiction of any State or federal court sitting in the State of California, and the Guarantors irrevocably agree mat all claims in respect of such action or proceeding may be heard and determined in such a court. The Guarantors and the ISO Parties irrevocably waive the defense of an inconvenient forum to the maintenance of such action or proceeding. To the extent permitted by law, the Guarantors irrevocably consent to the service of any and all process in any such action or proceedings by the mailing of copies of such process to the Guarantors at the address specified below. The Guarantors agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Guarantors, at the option of the ISO parties, may be joined in any proceeding against Supplier. Nothing in this section shall affect the right of the ISO Parties to serve legal process in any other manner permitted by law or affect the right of ISO Parties to bring any action or proceeding against Guarantors in the courts of any other jurisdiction where jurisdiction over the Guarantors would otherwise be available.

                    (c) To the extent that the Guarantors have or hereafter may acquire any immunity from jurisdiction of any court or from any legal process otherwise consented to in paragraph (b) above (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, to the extent permitted by law, each Guarantor hereby irrevocably waives such immunity in respect of its obligations under this Guaranty.

             Section 19. Governing Law. This Guaranty shall be governed by, and construed in accordance with, the laws of the state of California (regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof) as to all matters.

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             Section 20. Waiver of Jury Trial. EACH OF THE GUARANTORS AND THE
ISO PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY OR ANY MATTER ARISING HEREUN- DER.

             IN WITNESS WHEREOF, Each of the Guarantors has executed and delivered this Guaranty effective as of the date first above written.

                       ABB POWER T&D COMPANY INC.

                           By:   /s/
Address:                   Name:
                           Title:

                       PEROT SYSTEMS CORPORATION

                           By:   /s/
Address:                   Name:
                           Title: